EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Second Quarter Financial Results -
Successfully Raises $52.2 Million in Additional Capital During Quarter

Media Contact:                 Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:             Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

BOYERTOWN, Pa., July 23, 2009 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported a net loss of $7.90 million for the first half of 2009.  This loss, after payment of dividends on preferred stock issued to the U.S. Treasury under its Capital Purchase Program, represents a loss of $0.09 per diluted common share.  For the second quarter 2009, National Penn’s net loss attributable to common shareholders, after dividends on the preferred stock issued to the U.S. Treasury, amounted to $9.64 million, or a loss of $0.11 per diluted common share.

“Despite pressure on our earnings performance for the first half of 2009, we’re very pleased with the increase in our capital position.  As previously announced, we had temporarily enhanced our dividend reinvestment and stock purchase plan to provide for increased optional cash investments at a discounted stock price. We were able to terminate the enhanced plan provisions earlier than originally anticipated due to the success of this capital raising effort as demonstrated by our receipt of a total of $72.4 million in new common equity, $52.2 million of which was raised in the second quarter of 2009.  We believe National Penn has strong regulatory capital to weather this recession, and we demonstrated both the willingness and ability to raise additional capital as we deem prudent,” said Glenn E. Moyer, National Penn president and chief executive officer.

The $52.2 million of new common equity raised during the second quarter of 2009 under the enhanced terms of the dividend reinvestment and stock purchase plan positively impacted National Penn’s capital ratios as follows:

•	Tangible common equity to tangible assets increased to 5.26% at June 30, 2009 from 4.87% at March 31, 2009.
•	Total risk-based capital increased to 12.56% at June 30, 2009 from 11.61% at March 31, 2009, well in excess of the regulatory well-capitalized minimum of 10%.
•	Tier 1 risk-based capital increased to 11.31% at June 30, 2009 from 10.44% at March 31, 2009, well in excess of the regulatory well-capitalized minimum of 6%.
•	Tier 1 leverage ratio increased to 8.80% at June 30, 2009 from 8.62% at March 31, 2009, also well in excess of the regulatory well-capitalized minimum of 5%.

From a regulatory capital standpoint as noted, National Penn, and each of National Penn’s banking subsidiaries, National Penn Bank and Christiana Bank & Trust Company, all continue to be “well capitalized” under all guidelines imposed by financial institution regulators.  While National Penn has no immediate requirement for additional capital, new capital sources remain available to quality organizations with strong franchise characteristics.  National Penn will continue to assess its strategic capital needs, including potential opportunities to increase its tangible common equity.

Second quarter 2009 earnings results were adversely impacted by four key items (pre-tax):

•	A second quarter 2009 provision for credit losses of $37.50 million.
•	An additional non-cash other-than-temporary credit-related impairment charge of $7.14 million on collateralized debt obligation (CDO) investments in pooled trust preferred securities.
•	An FDIC special insurance assessment of $4.63 million, which the FDIC levied industry-wide and is in addition to regular FDIC insurance premiums.
•
A $1.53 million prepayment penalty on the early retirement of $75 million of long term borrowings with fixed interest rates above current market rates.  This proactive tactic will generate a positive return over the remaining maturity period of less than one year on these borrowings.  The strong liquidity position of National Penn provided the funds to be able to make this early repayment.

As of June 30, 2009, National Penn’s total assets were $9.76 billion and total deposits were $6.81 billion. The allowance for loan and lease losses as of June 30, 2009 was $98.31 million, which represented 1.56% of total loans and leases outstanding of $6.31 billion.  This represents an increase in the allowance from the $86.27 million, or 1.36% of total loans and leases at March 31, 2009.

For the year-to-date in 2009, total loans are relatively flat with year end 2008.  Originations of new loans so far in 2009 total $702.7 million, but any growth in loan outstandings has been negated by faster repayments of loans from existing borrowers, sales of loans in the secondary market, and elevated levels of net loan charge-offs.  Deposit growth for the first half of 2009 was $421.77 million, or a 13.2% annualized increase, which continues to reflect management’s execution of its liability strategies and the confidence valued customers have in the overall strength of National Penn.

Commenting on second quarter and year-to-date 2009 results, Moyer said, “As we’ve said before, our financial results continue to be challenged by the unprecedented economic situation at the local, national, and global levels.  We anticipate minimal economic recovery in 2009 and expect a modest rebound in 2010.  National Penn’s core franchise and operations remain sound and are moving forward.  We found it necessary to take further non-cash charges on investment securities and recorded historically elevated charges for credit losses.  While we do not necessarily see a quick improvement in our elevated levels of non-performing assets, we have increasing comfort in our assessment that the large increases in non-performing assets are behind us.  We’ve found it a challenge to be able to prudently grow our loan portfolio in this environment as local businesses and individuals work through the current economic situation.  We emphasize that National Penn has not stopped lending, and will continue to actively lend money to, and gather deposits from, qualified consumers and businesses.  Management has implemented strategic expense management and revenue enhancement initiatives with the goal of continuing to move our company forward.  National Penn, with the support of our valued customers, shareholders, and employees, continues to be among the strongest and most respected financial institutions in the mid-Atlantic region.”
__________

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.8 billion in assets, is the fourth largest bank holding company based in Pennsylvania.  In addition, wealth assets under administration or management amount to $8.1 billion.

Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; Institutional Advisors LLC; National Penn Leasing Company; National Penn Insurance Services Group, Inc.; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at  www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures:

This release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance.  One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses.  Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.  In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital.  In the case of core net income (or core earnings), it provides a method to assess earnings performance excluding one-time items.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “goal,” “potential” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: National Penn’s obligations under the U.S. Treasury’s TARP Capital Purchase Program; its ability to raise additional capital, to identify qualified consumers, businesses and growth opportunities; the ineffectiveness of National Penn’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of National Penn’s investment portfolio; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; challenges in establishing and maintaining operations in new markets; and changes in consumer and business confidence.  The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

National Penn Bancshares, Inc.
Exchange Listing Nasdaq "NPBC"

FINANCIAL HIGHLIGHTS	Three Months Ended June 30,			Six Months Ended June 30,
Dollars in thousands, except per share data	2009	2008	% Change	2009	2008	% Change
STATEMENTS OF CONDITION
Total assets				$9,757,913	$9,241,355	5.6%
Investment securities				2,157,339	1,943,438	11.0%
Loans and leases				6,306,849	6,120,002	3.1%
Deposits				6,811,654	6,083,717	12.0%
Short-term borrowings				683,409	823,245	-17.0%
Long-term borrowings				971,996	1,173,678	-17.2%
Shareholders' equity				1,216,623	1,046,395	16.3%
Book value per share				12.74	13.15	-3.1%
Common Book value per share				11.23	13.15	-14.6%

EARNINGS
Total interest income	$105,644	$119,503	-11.6%	$211,595	$229,906	-8.0%
Total interest expense	44,768	53,225	-15.9%	92,089	107,214	-14.1%
Net interest income	60,876	66,278	-8.2%	119,506	122,692	-2.6%
Provision for loan and lease losses	37,500	3,711	910.5%	55,025	7,121	672.7%
Net interest income after provision for loan and lease losses	23,376	62,567	-62.6%	64,481	115,571	-44.2%
Other income	21,515	27,901	-22.9%	36,729	52,112	-29.5%
Other expenses	62,652	53,826	16.4%	119,345	102,740	16.2%
Income before income taxes	(17,761)	36,642	-148.5%	(18,135)	64,943	-127.9%
Income taxes	(10,213)	9,428	-208.3%	(14,386)	16,136	-189.2%
Net Income (Loss)	$(7,548)	$27,214	-127.7%	$(3,749)	$48,807	-107.7%
Preferred dividends/accretion of preferred discount	$(2,095)	-	-	$(4,149)	-	-
Net Income (Loss) Available to Common Shareholders	$(9,643)	$27,214	-135.4%	$(7,898)	$48,807	-116.2%

PERFORMANCE RATIOS
Net yield on earning assets	3.19%	3.55%	-10.1%	3.16%	3.52%	-10.2%
Return on average assets	-0.31%	1.20%	-125.8%	-0.08%	1.16%	-106.9%
Return on average shareholders' equity	-2.52%	10.42%	-124.2%	-0.64%	10.89%	-105.9%
Return on average tangible equity (1)	-6.52%	23.69%	-127.5%	-1.27%	22.77%	-105.6%

PER SHARE
Basic earnings available to common shareholders	$(0.11)	$0.34	-132.4%	$(0.09)	$0.67	-113.4%
Diluted earnings available to common shareholders	$(0.11)	$0.34	-132.4%	$(0.09)	$0.67	-113.4%
Dividends paid in cash	$0.0500	$0.1700	-70.6%	$0.2200	$0.3400	-35.3%
Average shares - basic	87,415,723	79,514,136	9.9%	84,523,069	72,352,538	16.8%
Average shares - diluted	87,415,723	80,626,387	8.4%	84,523,069	73,086,087	15.6%

(1) Reconciliation Tables for Non-GAAP Financial Measures

Return on average shareholders' equity	-2.52%	10.42%		-0.64%	10.89%
Effect of goodwill and intangibles	-2.45%	13.27%		-1.03%	11.88%
Return on average tangible equity	-4.97%	23.69%		-1.67%	22.77%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$1,199,198	$1,047,583		$1,187,909	$936,549
Average goodwill and intangibles	(590,593)	(586,729)		(591,698)	(505,498)
Average total tangible equity	$608,605	$460,854		$596,211	$431,051

Net Income (Loss) available to common shareholders	$(9,643)			$(7,898)
After tax unrealized fair market value (gain) loss on NPB Capital Trust II Preferred Securities	(34)			1,201
After tax other than temporary impairment charge on CDO investment	4,638			9,699
After tax FDIC special assessment	3,006			3,006

Core Net Income (Loss)	$(2,032)			$6,007

Earnings per share	$(0.11)			$(0.09)
After tax unrealized fair market value loss on NPB Capital Trust II Preferred Securities	-			0.01
After tax other than temporary impairment charge on CDO investment	0.05			0.11
After tax FDIC special assessment	0.03			0.04

Core earnings (loss) per share	$(0.02)			$0.07

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/09

PAGE: 1 OF 5

	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$348,371	$389,024	$195,830	$152,909	$205,457
Held to Maturity Securities	653,184	299,645	326,090	391,725	406,653
Securities Available for Sale	1,504,155	1,614,393	1,593,799	1,587,852	1,536,785
Total Securities	2,157,339	1,914,038	1,919,889	1,979,577	1,943,438
Total Cash and Securities	2,505,710	2,303,062	2,115,719	2,132,486	2,148,895
Loans & Leases Held for Sale	23,326	17,806	3,605	5,317	5,269
Loans & Leases Held for Investment	6,283,523	6,347,246	6,312,269	6,189,567	6,114,733
Total Loans and Leases	6,306,849	6,365,052	6,315,874	6,194,884	6,120,002
Loan Loss Reserve	(98,313)	(86,273)	(84,006)	(83,696)	(81,642)
Premises and Equipment, net	114,635	116,885	119,924	119,705	122,901
Premises held for sale	812	812	3,768	3,890	4,188
Bank Owned Life Insurance	196,001	194,883	193,811	192,594	190,892
Goodwill	555,964	556,031	558,252	546,270	545,460
Other Intangibles	33,654	35,557	37,496	38,768	40,173
Total Intangible Assets	589,618	591,588	595,748	585,038	585,633
Unconsolidated Investments Under the Equity Method	13,279	12,966	11,874	11,470	10,985
Other Real Estate Owned	709	1,024	783	1,129	842
Other Assets	128,613	133,043	129,936	159,295	138,659
Total Assets	$9,757,913	$9,633,042	$9,403,431	$9,316,795	$9,241,355

BALANCE SHEET - LIABILITIES ($000s)
Interest-bearing Deposits	$6,070,056	$5,929,420	$5,596,617	$5,437,824	$5,285,629
Noninterest-bearing Deposits	$741,598	$730,814	$793,269	$782,819	$798,088
Borrowings	1,525,578	1,584,684	1,607,290	1,838,928	1,854,775
Subordinated Debt (Trust Preferred Securities)	129,827	129,877	127,980	134,507	142,148
Other Liabilities	74,231	82,145	98,280	76,704	114,320
Total Liabilities	$8,541,290	$8,456,940	$8,223,436	$8,270,782	$8,194,960

BALANCE SHEET - EQUITY ($000s)
Preferred Stock	$144,517	$144,297	$144,076	$-	$-
Common Stock	1,072,921	1,019,548	1,003,110	980,894	978,546
Retained Earnings	52,143	65,765	65,194	115,291	109,602
Accumulated Other Comprehensive (Loss)	$(52,958)	$(53,508)	$(32,385)	$(50,172)	$(41,753)
Treasury Stock	-	-	-	-	-
Total Shareholders Equity	$1,216,623	$1,176,102	$1,179,995	$1,046,013	$1,046,395

MEMO ITEMS
Held to Maturity Securities (Fair Value)	$618,282	$271,423	$284,608	$305,164	$371,788
Common Book Value Per Share	$11.23	$12.43	$12.83	$13.09	$13.15
Total Book Value Per Share	$12.74	$14.17	$14.62	$-	$-
Tangible Common Book Value Per Share	$5.05	$5.30	$5.45	$5.77	$5.78
Tangible Total Book Value Per Share	$6.57	$7.04	$7.24	$-	$-
EOP Common Shares Outstanding (excluding Treasury shares)	95,507,091	83,005,701	80,731,751	79,886,282	79,603,356
Treasury Shares Held By Company	-	-	-	-	-
Common Stock Dividends (total $ in period)	$4,199	$13,800	$13,805	$13,541	$13,509
Dividends per Common Share	$0.0500	$0.1700	$0.1725	$0.1700	$0.1700
Number of Shares to be Repurchased in Plans	-	-	-	-	-
Number of Shares Repurchased During Period	-	-	-	-	-
Average Price of Repurchased Shares	$-	$-	$-	$-	$-

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/09

PAGE: 2 OF 5

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$105,644	$105,951	$115,613	$120,717	$119,503	$211,595	$229,906
Interest Expense	44,768	47,321	52,515	53,769	53,225	92,089	107,214
Net Interest Income	60,876	58,630	63,098	66,948	66,278	119,506	122,692
Loan and Lease Loss Provision	37,500	17,525	18,500	6,876	3,711	55,025	7,121
Net Interest Income after Provision for Loan and Lease Losses	23,376	41,105	44,598	60,072	62,567	64,481	115,571
Wealth Management Income	7,232	6,615	7,543	8,239	8,515	13,847	16,123
Service Charges on Deposits	6,071	5,800	6,685	6,880	6,324	11,871	11,585
Cash Management and Electronic Banking Fees	3,995	3,648	3,826	3,917	3,715	7,643	6,643
Mortgage Banking Income	2,834	2,420	856	882	978	5,254	1,569
Insurance Commissions and Fees	4,016	3,957	3,691	3,913	3,968	7,972	7,774
Bank Owned Life Insurance Income	1,275	1,072	1,217	1,702	1,842	2,347	3,422
Equity in Unconsolidated Investments	314	1,091	1,550	1,574	810	1,405	1,422
Net gains (losses) from fair value changes	51	(1,898)	6,527	7,641	(1,139)	(1,847)	(2,151)
Net gains (losses) on Investment Securities	-	(2,284)	12	276	384	(2,284)	384
Total Impairment Losses on Investment Securities	(14,347)	(26,595)	n/a	n/a	-	(40,942)	-
Non credit-related impairment on securities no expected to be sold	7,211	18,810	n/a	n/a	-	26,021	-
Net Impairment losses on investment securities	(7,136)	(7,785)	(79,496)	(20,000)	-	(14,921)	-
Other Non-Interest Income	2,863	2,579	1,385	1,826	2,504	5,442	5,341
Total Non-Interest Income (Loss)	21,515	15,215	(46,204)	16,850	27,901	36,729	52,112
Salaries, Wages and Employee Benefits	32,249	32,017	30,807	31,998	31,300	64,266	60,527
Net Premises and Equipment Expense	7,335	8,598	7,108	8,416	9,019	15,933	17,026
Amortization of Intangibles	1,903	1,940	1,996	1,981	1,964	3,843	3,546
Other Non-Interest Expense	21,165	14,138	15,293	11,692	11,543	35,303	21,641
Fraud Expense	-	-	4,500	-	-	-	-
Total Non-Interest Expense	62,652	56,693	59,704	54,087	53,826	119,345	102,740
Net Income (Loss) Before Taxes	(17,761)	(373)	(61,310)	22,835	36,642	(18,135)	64,943
Income Tax (Benefit) Expense	(10,213)	(4,173)	(25,546)	3,607	9,428	(14,386)	16,136
Net Income (Loss)	(7,548)	3,800	(35,764)	19,228	27,214	(3,749)	48,807
Preferred dividends/accretion of preferred discount	(2,095)	(2,054)	(417)	-	-	(4,149)	-
Net Income (Loss) available to Common Shareholders	$(9,643)	$1,746	$(36,181)	$19,228	$27,214	$(7,898)	$48,807

Net Interest Income (FTE)	$66,573	$64,426	$68,952	$72,532	$71,176	$130,999	$132,175

EARNINGS PER SHARE:

Basic earnings	$(0.09)	$0.05	$(0.45)	$0.24	$0.34	$(0.04)	$0.67
Basic earnings available to common shareholders	$(0.11)	$0.02	$(0.45)	$0.24	$0.34	$(0.09)	$0.67
Diluted earnings	$(0.09)	$0.05	$(0.45)	$0.23	$0.34	$(0.04)	$0.67
Diluted earnings available to common shareholders	$(0.11)	$0.02	$(0.45)	$0.23	$0.34	$(0.09)	$0.67
Average Shares Basic	87,415,723	81,497,806	79,341,618	79,741,702	79,514,136	84,523,069	72,352,538
Average Shares Diluted	87,415,723	81,891,272	79,341,618	80,495,907	80,626,387	84,523,069	73,086,087

SUPPLEMENTAL DATA ($000s)
Return on Avg. Assets (annualized)	-0.31%	0.16%	-1.53%	0.83%	1.20%	-0.08%	1.16%
Return on Avg.Total Equity (annualized)	-2.52%	1.31%	-13.20%	7.29%	10.42%	-0.64%	10.89%
Return on Avg. Common Equity (annualized)	-2.87%	1.49%	-13.61%	7.29%	10.42%	-0.72%	10.89%
Return on Avg. Total Tangible Equity (annualized)	-4.97%	2.64%	-28.83%	16.50%	23.69%	-1.27%	22.77%
Return on Avg. Common Tangible Equity (annualized)	-6.52%	3.51%	-30.86%	16.50%	23.69%	-1.67%	22.77%

Reconciliation Table for Non-GAAP Financial Measures
Return on average total shareholders' equity	-2.52%	1.31%	-13.20%	7.29%	10.42%	-0.64%	10.89%
Effect of goodwill and intangibles	-2.45%	1.33%	-15.62%	9.21%	13.27%	-0.63%	11.88%
Return on average total tangible equity	-4.97%	2.64%	-28.83%	16.50%	23.69%	-1.27%	22.77%
Average total tangible equity excludes acquisition related average goodwill and intangibles:
Average total shareholders' equity	$1,199,198	$1,176,494	$1,077,773	$1,049,144	$1,047,583	$1,187,909	$901,289
Average goodwill and intangibles	(590,593)	(592,816)	(584,221)	(585,544)	(586,729)	(591,698)	(470,238)
Average total tangible equity	$608,605	$583,678	$493,552	$463,600	$460,854	$596,211	$431,051

Return on average common shareholders' equity	-2.87%	1.49%	-13.61%			-0.72%
Effect of goodwill and intangibles	-3.65%	2.02%	-17.25%			-0.95%
Return on average common tangible equity	-6.52%	3.51%	-30.86%			-1.67%
Average common tangible equity excludes acquisition related average goodwill and intangibles:
Average common shareholders' equity	$1,054,790	$1,031,883	$1,045,212	-	-	$1,043,400
Average goodwill and intangibles	(590,593)	(592,816)	(584,221)	-	-	(591,698)
Average common tangible equity	464,197	439,067	460,991			451,702

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/09

PAGE: 3 of 5

	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$27,759	$16,044	$18,946	$7,097	$4,508	$43,803	$7,509
Recoveries on Loans	(2,299)	(786)	(756)	(2,276)	(808)	$(3,085)	$(1,248)
Net Loan Chargeoffs	$25,460	$15,258	$18,190	$4,821	$3,700	$40,718	$6,261
Net Loan Chargeoffs to Average Loans (non-annualized)	0.40%	0.24%	0.29%	0.08%	0.06%	0.64%	0.11%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(14,791)	$(6,597)	$(10,901)
Real Estate-Permanent	(3,029)	6	(378)
Real Estate-Construction	(5,038)	(1,234)	(4,103)
Leases	(274)	(88)	-
Residential Mortgages	(978)	(565)	(1,534)
Consumer	(1,235)	(6,633)	(1,048)
Overdraft	(115)	(147)	(226)
Net Loans Carged-off	$(25,460)	$(15,258)	$(18,190)

ASSET QUALITY AND OTHER DATA ($000s)	AS OF 6/30/2009	AS OF 3/31/2009	AS OF 12/31/2008	AS OF 9/30/2008	AS OF 6/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$119,615	$59,871	$31,972	$25,562	$18,566
Renegotiated Loans	603	614	623	628	631
Other Real Estate Owned & Repossessed Assets	1,359	1,862	1,552	1,623	842
Total Non-performing Assets	$121,577	$62,347	$34,147	$27,813	$20,039
Loans 90+ Days Past Due & Still Accruing	2,763	2,659	2,991	2,551	2,586
Non-performing + Loans 90 Days Past Due	$124,340	$65,006	$37,138	$30,364	$22,625
Allowance for Loan and Lease Losses	$98,313	$86,273	$84,006	$83,696	$81,642
Coverage Ratio	79.1%	132.7%	226.2%	275.6%	360.8%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$38,416	$26,479	$11,657
Real Estate-Permanent	10,332	2,327	1,730
Real Estate-Construction	56,567	18,357	10,884
Leases	445	789	600
Residential Mortgages	7,543	6,155	3,950
Consumer	7,624	7,402	4,557
Loans Past Due 90+Days	2,763	2,659	2,991
Total Other Repossessed Assets	650	838	769
Total Non-performing Assets + Loans 90 Days Past Due	$124,340	$65,006	$37,138

REGULATORY CAPITAL DATA ($000s)	AS OF 6/30/2009	AS OF 3/31/2009	AS OF 12/31/2008	AS OF 9/30/2008	AS OF 6/30/2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$809,600	$764,426	$741,622	$644,185	$642,223
Tier 1 Ratio (%)	11.31%	10.44%	10.65%	9.34%	9.39%
Total Capital (Tier 1 + Tier 2)	$899,239	$854,019	$825,628	$728,068	$723,865
Total Capital Ratio (%)	12.56%	11.61%	11.85%	10.56%	10.59%
Total Risk-Adjusted Assets	$7,160,809	$7,324,455	$6,965,197	$6,897,519	$6,837,963
Tier 1 Leverage Ratio	8.80%	8.62%	8.50%	7.43%	7.60%
Tangible Common Equity to Tangible Assets	5.26%	4.87%	5.00%	5.28%	5.32%
Tangible Equity to Tangible Assets Ratio	6.84%	6.46%	6.84%	5.28%	5.32%

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/09

PAGE: 4 of 5

PERIOD END BALANCES:
	AS OF	AS OF	AS OF	AS OF	AS OF
Earnings Assets/Liabilities	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Loan Breakdown: (Regulatory)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Commercial/Industrial	$1,139,020	$1,182,486	$1,192,357	$1,148,744	$1,131,389
Commercial Real Estate	1,845,085	1,840,278	1,808,017	1,718,769	1,735,011
Residential Mortgage (including multi-family)	1,481,807	1,515,548	1,526,276	1,530,419	1,525,791
Real Estate Construction and Land Development	626,816	617,853	588,458	582,370	549,346
Home Equity (revolving and 2nd lien)	800,122	800,304	791,975	782,061	765,108
Consumer (Loans to Individuals)	244,048	235,228	228,438	229,309	221,772
Other Loans	169,951	173,355	180,353	203,212	191,585
Total Loans (net of unearned)	6,306,849	6,365,052	6,315,874	6,194,884	6,120,002
Investment Securities	2,157,339	1,914,039	1,919,889	1,991,304	1,943,438
Other Earning Assets	25,630	39,622	38,946	63,117	30,686
Total Earning Assets (net of loan loss reserve)	$8,391,505	$8,232,440	$8,190,703	$8,178,346	$8,026,080

Deposit Breakdown:
Savings	$393,163	$382,705	$362,709	$370,396	$392,669
NOW Accounts	1,127,352	967,221	1,010,532	899,281	863,879
Money Market Accounts	1,666,807	1,719,492	1,591,131	1,640,901	1,716,021
CDs $100m or less	1,709,667	1,730,061	1,760,030	1,673,683	1,539,392
CDs greater than $100m	1,173,067	1,129,941	872,216	853,560	773,669
Total Int. Bearing Deposits	6,070,056	5,929,420	5,596,618	5,437,821	5,285,630
Short-Term Borrowings	683,409	653,805	651,307	859,415	823,245
Long-Term Debt	971,996	1,060,756	1,083,963	1,114,020	1,173,678
Total Int. Bearing Liabilities	$7,725,461	$7,643,981	$7,331,888	$7,411,256	$7,282,553

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$846,291	$782,840	$770,663	$767,218	$782,259
- Construction / Development	481,965	494,224	453,462	447,550	422,547
Commercial & Industrial
Business Purpose, Real Estate secured	1,041,668	1,112,769	1,140,578	929,398	886,342
Business Purpose, not secured by Real Estate	1,240,604	1,292,103	1,291,629	1,381,315	1,338,447
Owner Occupied Commercial Real Estate
- Permanent	609,192	582,611	553,720	548,969	573,415
- Construction / Development	58,453	46,036	40,952	44,013	38,062
Leasing	18,442	19,205	20,246	20,512	20,637
Residential Mortgage (personal purpose)
Perm	868,149	891,142	907,125	914,465	909,302
Construction	14,305	17,583	19,073	17,600	20,667
Retail
Home Equity Loans and Direct Installment loans	531,757	565,284	606,625	623,361	632,047
Home Equity Lines of Credit	262,521	239,794	212,468	177,514	162,598
Private Banking Credit Lines	166,542	157,734	159,774	174,194	166,811
Indirect Vehicle loans	138,017	130,279	125,276	124,712	124,713
Other	28,944	33,448	14,283	24,064	42,154
Total Loans	$6,306,849	$6,365,052	$6,315,874	$6,194,884	$6,120,002

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/09

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	6/30/2009		3/31/2009		12/31/2008		9/30/2008		6/30/2008		6/30/2009		6/30/2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$6,365,343	5.39%	$6,366,859	5.47%	$6,267,958	6.10%	$6,159,589	6.33%	$6,027,845	6.45%	$6,366,097	5.43%	$5,662,108	6.65%
Investment Securities	1,972,633	5.24%	1,946,768	5.39%	1,953,569	5.16%	2,000,340	5.61%	1,920,200	5.46%	1,959,772	5.31%	1,861,575	5.57%
Other Earning Assets	35,612	0.26%	36,666	0.24%	26,811	0.83%	26,058	1.04%	26,752	5.58%	36,136	0.25%	23,478	4.35%

Total Earning Assets	8,373,588	5.33%	8,350,293	5.43%	8,248,338	5.86%	8,185,987	6.14%	7,974,797	6.21%	8,362,005	5.38%	7,547,161	6.38%
Total Earning Assets (net of loan loss reserve)	8,280,428	5.39%	8,261,145	5.49%	8,163,407	5.92%	8,102,336	6.20%	7,892,174	6.27%	8,270,840	5.44%	7,469,898	6.44%
Total Assets	9,790,331	4.56%	9,461,229	4.79%	9,312,607	5.19%	9,258,341	5.43%	9,037,448	5.48%	9,626,833	4.67%	8,459,924	5.69%

Savings	387,596	0.27%	370,302	0.35%	365,925	0.47%	385,964	0.53%	379,866	0.53%	378,997	0.31%	348,274	0.62%
NOW Accounts	1,110,985	0.82%	973,386	0.83%	973,959	1.18%	883,993	1.09%	898,257	1.19%	1,042,566	0.83%	870,891	1.49%
Money Market Accounts	1,708,680	1.25%	1,672,706	1.63%	1,592,120	2.14%	1,688,004	2.29%	1,649,955	2.27%	1,690,792	1.44%	1,531,219	2.53%
Certificates	2,935,996	3.08%	2,722,419	3.37%	2,594,983	3.50%	2,449,391	3.75%	2,324,339	3.95%	2,829,798	3.22%	2,211,015	4.15%

Total Int. Bearing Deposits	6,143,257	1.98%	5,738,813	2.24%	5,526,987	2.50%	5,407,352	2.63%	5,252,417	2.70%	5,942,153	2.10%	4,961,399	2.93%

Non-Interest Bearing Deposits	736,155		709,490		762,598		758,990		753,052		723,040		701,165
Total Deposits	6,879,412	1.77%	6,448,303	1.99%	6,289,585	2.20%	6,166,342	2.31%	6,005,469	2.36%	6,665,193	1.88%	5,662,564	2.57%

Short-Term Borrowings	634,077	1.92%	670,436	2.19%	766,184	2.68%	774,760	2.67%	720,965	2.94%	652,156	2.06%	682,462	3.12%
Long-Term Borrowings	995,619	4.58%	1,072,044	4.56%	1,105,217	4.53%	1,165,047	4.37%	1,149,476	4.22%	1,033,620	4.57%	1,099,673	4.43%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	8,509,108	2.11%	8,190,783	2.34%	8,160,986	2.56%	8,106,149	2.64%	7,875,910	2.69%	8,350,969	2.22%	7,444,699	2.90%
Total Int. Bearing Liabilities	7,772,953	2.31%	7,481,293	2.57%	7,398,388	2.82%	7,347,159	2.91%	7,122,858	2.97%	7,627,929	2.43%	6,743,534	3.20%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.22%		3.16%		3.36%		3.56%		3.59%		3.19%		3.56%
Net Yield on Earning Assets: (Margin)		3.19%		3.13%		3.33%		3.52%		3.55%		3.16%		3.52%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124	124	124	124	124
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	138	138	138	142	145

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0	0	0	0	0
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	2	2	2	2	2
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	2	2	2	2	1

TOTAL
Total Number of Banking Offices	127	127	127	127	127
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2	2	2	2	2
Total Number of ATMs	141	141	141	145	147

EOP Employees (Full Time Equivalent)	1,825	1,785	1,780	1,768	1,816

Wealth Assets:
Assets under administration	8,133,044	7,851,843	7,912,771	8,315,474	8,521,540
Assets under management (included above)	2,426,525	2,280,512	2,414,271	2,663,259	2,815,813